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                                                                   Exhibit 10.10

                                AMENDMENT NO. 1 TO THE
                             FERRARO EMPLOYMENT AGREEMENT


     AMENDMENT NO. 1, dated as of January 1, 1998, between AURORA FOODS INC., a Delaware corporation formerly known as MBW Foods Inc. (the "Company"), and THOMAS J. FERRARO (the "Employee").

                                 W I T N E S S E T H:

     WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of December 31, 1996 (the "Employment Agreement"); and

     WHEREAS, the Company and the Employee desire to amend certain terms of the Employment Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment to Term of Employment. Section 2 of the Employment Agreement is hereby amended by deleting the text in its entirety and inserting in lieu thereof the following:

     (a) Term. Except as provided in Section 6, the term (the "Term") of this Agreement shall continue in effect from the date hereof through December 31, 2000; provided, however, that commencing on December 31, 1998 and on each anniversary thereafter the Term shall be automatically extended for one additional year so that the Term ends three years after such date or after any such anniversary unless, no later than 30 days prior to such automatic extension date, the Company or the Employee shall have given notice that such party does not wish to extend the Term in which case the Term shall end on December 31, 2000 or, if later, on the date to which the Term was last automatically extended pursuant to this proviso.

     2. Amendment to Base Salary. Section 4(a) of the Employment Agreement is hereby amended by deleting "$175,000" and inserting in lieu thereof "$275,000".

     3. Amendment to Base Bonus. Section 4(b) of the Employment Agreement is hereby amended by:


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          (i)  in Section 4(b)(i), deleting "25%" and inserting in lieu thereof
     "30%";

         (ii) in Section 4(b)(ii), deleting "37.5%" and inserting in lieu thereof "45%"; and

         (iii) in Section 4(b)(iii), deleting "50%" and inserting in lieu thereof "60%".

     4. Effective Date. The foregoing amendments shall be effective for the periods from and after January 1, 1998.

     5. Remaining Terms. Except as expressly amended by this Amendment No. 1, all remaining terms of the Employment Agreement shall continue in full force and effect.

     6. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 as of the date first written above.

                                            AURORA FOODS INC.


                                            By: /s/ James B. Ardrey
                                                -------------------
                                            Name:  James B. Ardrey
                                            Title:  Executive Vice President



                                            /s/ Thomas J. Ferraro
                                            ---------------------
                                            THOMAS J. FERRARO


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